PROGOLFTOURNAMENTS.COM



             Filing Type:     8-K
             Description:     Current Report
             Filing Date:     April 4, 2001
             Period End:      Jan 30, 2001


       Primary Exchange:      Over the Counter Bulletin
                              Board
       Ticker:                PRGT


























             SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549



                          FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) March 28, 2001`

                  DIGITAL WORLD CUP, INC.

  Exact name of registrant as specified in its charter



 Nevada                             333-93521            98-02152222
(State or other jurisdiction of    (Commission          (IRS Employer
Incorporation or organization)      File Number)    Identification No.)

  3266 Yonge Street, Suite 1208, Toronto, Ontario      M4N 3P6
            (Address of Principal Offices)            (Zip Code)

Registrants telephone number, including area code:   (416) 962-4508



                     PROGOLFTOURNAMENTS.COM

 (Former name or former address, if changed since last report)


Item 1.   Changes in Control of Registrant

          NA

Item 2.   Acquisition or Disposition of Assets

          NA

Item 3.   Bankruptcy or Receivership

          NA

Item 4.   Changes in Registrant's Certifying Accountant
          NA

Item 5.   Other Events

On March 28, 2001, the Board of Directors of registrant, as well as a majority in interest of registrant's shareholders, voted to change the name of registrant to Digital World Cup, Inc. Articles of Amendment were filed with the Secretary of State of Nevada on March 30, 2001 and are included as an exhibit to this Form 8-K. Registrant's new ticker symbol is DGWD.

Item 6.   Resignations of Registrant's Directors

          NA

Item 7.   Financial Statements and Exhibits

          Exhibit A - Certificate of Amendment to the
Articles of Incorporation of Progolftournaments.com.

Item 8.   Change in Fiscal Year

          NA

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 4, 2001




                      DIGITAL WORLD CUP,INC.
                         (Registrant)

                                          /S/ SANDY WINICK
                                          Sandy Winick,
                      Chairman of the Board of Directors







Exhibit A




                  Certificate of Amendment
             to the Articles of Incorporation of
                   Progolftournaments.com



Pursuant to the Provisions of the Nevada Revised Statutes,
PROGOLFTOURNAMENTS.COM., A Nevada Corporation, Adopts the following amendment to the Articles of Incorporation.

1.               The undersigned hereby certify that on the
            28th day of March, 2001, a Special Meeting of the Board of Directors was duly held and convened at which there was present a quarum of the Board of Directors acting throughout all proceedings, and at which time the following resolution was duly adopted by the Board of
            Directors:



       BE IT RESOLVED: That the assistant secretary of the corporation is hereby ordered and directed to obtain the written consent of stockholders owning at least a majority of the voting power of the outstanding stock of the corporation for the following purpose:

            To amend Article One to provide that the name of the corporation shall be changed from PROGOLFTOURNAMENTS.COM. To DIGITAL WORLD CUP, INC.

2                Pursuant to the provisions of the Nevada
            Revised Statutes, a majority of the
            stockholders holding 14,700,000 shares of the 19,722,600 shares outstanding of
            PROGOLFTOURNAMENTS.COM gave their written consent to the adoption of the Amendment to Article One of the Articles of Incorporation as follows:

            ARTICLE ONE;    [NAME].   The name of the corporation is:

                        DIGITAL WORLD CUP, INC.



                 IN WITNESS WHEREOF, the undersigned being
            the President and Secretary of
            PROGOLFTOURNAMENTS.COM, A Nevada Corporation, hereunto affixed his signature this 28th day of March, 2001.




                  PROGOLFTOURNAMENTS.COM

                 By          /s/Howard Klein,
                                Howard Klein, President
                             For PROGOLFTOURNAMENTS.COM



                 By          /s/Howard Klein,
                                Howard Klein, Secretary
                             For PROGOLFTOURNAMENTS.COM